Exhibit 99.2

DEBTOR:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE [a]

For Period Ended December 31, 2009

Accounting Method:	☒ Accrual Basis	☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

QUESTIONNAIRE	Yes	No

Please answer the questions below:

1. Is the business still operating?	X

2. Were any assets (other than inventory) sold this month?		X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X

5. Did you open any new bank accounts this month?		X

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	1/20/2010	Print Name:	Samuel E. Meek

		Signature:	/s/ Samuel E. Meek

		Title:	President

[a] See Explanatory Statement, Reservation of Rights and Global Footnotes for Monthly Operating Report (Form 2-G) which is incorporated herein by reference.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period:     December 2009

CASH FLOW SUMMARY	Current Month		Accumulated
1. Beginning Cash Balance	$11,242,694	(1)	$7,985,024	(1)

2. Cash Receipts
Operations	3,635,325		25,524,515
Sale of Assets	0		0
Loans/advances	0		0

Total Cash Receipts	3,635,325		$25,524,515

3. Cash Disbursements
Operations	3,456,734		20,545,565
Debt Service/Secured loan payment	0		0
Professional fees/U.S. Trustee fees	258,410		1,801,100
Other	0		0

Total Cash Disbursements	$3,715,144		$22,346,665

4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(79,820)		3,177,850

5 Ending Cash Balance (to Form 2-C)	$11,162,874	(2)	$11,162,874	(2)

CASH BALANCE SUMMARY Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks [2]	Book Balance
Petty Cash		$22.80	$—	$—	$22.80
Operating/xxx4580	Bank of Oklahoma	1,649.12	(896.35)	(340,080.41)	(339,327.64)
Eurosweep/xxx1953	Bank of Oklahoma	11,501,172.24	—	—	11,501,172.24
Payroll/xx4591	Bank of Oklahoma	0.00	0.00	(64,229.40)	(64,229.40)
Employee Benefit/xxx6216 [1]	Bank of Oklahoma	0.00	0.00	0.00	—
Flex Spending/xxx7672 [1]	Bank of Oklahoma	0.00	0.00	0.00	—
Utility Deposit/xxx9938	Bank of Oklahoma	65,235.79	0.00	0.00	65,235.79

TOTAL		$11,568,079.95	$(896.35)	$(404,309.81)	$11,162,873.79 (2)

(must agree with Ending Cash Balance above)

[1]

These employee benefit accounts are maintained by a third-party administrator (“TPA”). Adfitech does not receive statements for these accounts. Adfitech funds these accounts based upon employee contributions or upon demand for payment by the TPA. All funds deposited to these accounts are restricted and are not available to Adfitech for operations.

[2]	Includes book/bank reconciling items.
(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month’s ending balance.
(2)	All cash balances should be the same.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period:     December 1, 2009     to     December 31, 2009

CASH DISBURSEMENTS DETAIL	Account No:
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
				$3,715,144.29
See attached schedule

			Total Cash Disbursements	$3,715,144.29	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

CASE NAME:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

Form 2-C

COMPARATIVE BALANCE SHEET

(Accrual Basis)

	December 31, 2009	Petition Date April 30, 2009
Assets
Current Assets
Cash
Petty Cash	$23	22
Bank of Oklahoma Eurosweep Account	11,097,615	7,984,114
Bank of Oklahoma Operating Account	—	889
Bank of Oklahoma Flex Spending Account [1]	—	—
Bank of Oklahoma Employee Benefits Account [1]	—	—
Bank of Oklahoma Payroll Account	—	—
Bank of Oklahoma Utility Deposit Account	65,236	—

Total Cash	11,162,874	7,985,024

Accounts Receivable - Sales
Pre-petition: Due from Related Entities	—	37,500
Pre-petition: Other Receivables	54,043	2,996,545
Post-petition: Due from Related Entities	—	—
Post-petition: Other Receivables	3,178,181	—

Total Current Post-Petition Accounts Receivable	3,232,224	3,034,045

Employee Receivables	(105)	—

Prepaid Expenses	226,273	280,205

Total Current Assets	14,621,266	11,299,274

Other Assets
Land	2,017,000	2,017,000
Building (net of depreciation)	4,564,136	4,595,029
Furniture and Fixtures (net of depreciation)	97,596	155,571
Computer Hardware (net of depreciation)	644,961	788,156
Software (net of depreciation)	13,645	18,757

Total Fixed Assets Net of Depreciation	7,337,338	7,574,514

Goodwill	9,152,249	9,152,249

Total Other Assets	16,489,588	16,726,763

Total Assets	$31,110,854	28,026,037

Liabilities and Stockholder's Equity

Liabilities Not Subject to Compromise
Current Post-Petition Accounts Payable
Due to Related Entities	$—	—
Post-Petition Accrued Payroll and Payroll Tax Expense	376,925	—
Interperiod over/under funding of benefit account	(3,915)	—
Post-Petition Accrued Property Taxes	19,093	—
Accrued Expenses (non-salary related)	40,264	—
Accrued State Income Tax (2009)	100,000	—
Accrued Professional Fees	365,656	—
Post-Petition Trade Payable	173,152	—

Total Current Post-Petition Accounts Payable	1,071,174	—

Total Liabilities Not Subject to Compromise	1,071,174	—

Liabilities Subject to Compromise [2]
Secured Creditor Claims	—	—
Unsecured Priority Claims	33,380	790,798
General Unsecured Claims - Pass-through Expenses	2,975	233,158
General Unsecured Claims - Non-pass-through Trade Claims	7,064	20,137
General Unsecured Claims - Guarantee	1,638,788,430	1,638,788,430

Total Liabilities Subject to Compromise	1,638,831,850	1,639,832,523

Total Liabilities	1,639,903,024	1,639,832,523

Stockholder’s Equity
Stockholder’s Equity	19,955,550	19,955,550
Retained Earnings - Pre-petition	(1,630,761,513)	(1,631,762,036)
Retained Earnings - Post-petition	2,013,793	—

Total Stockholder’s Equity	(1,608,792,170)	(1,611,806,486)

Total Liabilities and Stockholder’s Equity	$31,110,854	$28,026,037

Notes:

[1]	Restricted Cash
[2]	Petition date claim balance based on Scheduled Claims

CASE NAME:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: December 2009

(Accrual Basis)

	Nov 2009	Dec 2009	Petition To Date
Operating Revenue
Quality Control	$2,336,082	$2,319,115	$18,928,910
Professional fees	850	400	6,720
Post Closing Services	217,425	251,874	1,796,132
Pre-Funding	1,680	920	19,760
Imaging	0	0	0
Physical Storage Fees	0	0	0
TMHL Underwriting	0	0	0
Occupancy Verification Fee	325	(185)	865
Document Retrieval	30,010	25,315	202,365
Interest Income	4,384	4,737	33,775
Late Charges	241	384	1,988
Quality Jobs/TIPs Income	31,103	49,546	279,102
Miscellaneous Income	0	0	2,280

Total Operating Revenue	2,622,099	2,652,106	21,271,897

Expenses
Salaries	1,162,674	1,324,374	9,768,083
Salaries - Additional Files & O/T	214,177	202,494	1,528,247
Benefits - 401K Matching	14,798	32,250	200,641
Employee Appreciation & Development	13,055	12,889	46,957
Employee Banquet	2,400	3,326	20,126
Contract Labor	1,280	3,040	16,040
Employee Recruitment Expense	1,805	5,072	20,709
Payroll Taxes	100,819	102,511	774,046
Payroll Processing Fee	2,299	1,349	15,377
Employee Health Insurance	205,562	205,485	1,781,097
Legal & Professional Fees (Ordinary Course)	3,792	1,775	31,925
Office Supplies	45,153	25,137	193,727
Copier Supplies	780	1,253	5,555
Software Expense	1,194	556	6,820
Telephone Expense	18,804	21,607	147,680
Printing	3,518	2,855	18,445
Postage	13,691	13,016	110,330
Shipping	16,715	13,298	179,194
Strategic Partners Expense	2,390	2,115	13,700
Insurance Expense	5,425	5,425	42,953
QC Appraisals	365,005	435,312	1,984,054
QC Appraisals (Contra)	(323,720)	(455,530)	(1,927,996)
QC Reverifications	(33,531)	48,788	(18,629)
QC Reverifications (Contra)	0	0	0
In-File Credit Reports	3,813	3,131	56,117
Mtg. Credit Reports	96,503	97,778	758,822
Mtg. Credit Reports (Contra)	(99,397)	(98,385)	(761,882)
Outsourced External Data	21,997	21,649	175,830
Property Value Requests	0	0	0
External Collateral Reviews	(85)	30	(9,395)
Filing Fees	0	0	(20)
High Cost Check	(1,578)	(9,988)	(31,137)
Depreciation	44,719	44,788	355,653
Fares and Lodging	5,620	6,909	28,676
Meals - Travel	91	278	650
Auto Expense Reimbursement	61	367	817
Conference Expense	1,314	1,150	26,462
Entertainment	3,351	1,345	9,452
Meals & Entertainment	0	0	0
Advertising	3,451	2,271	49,321
Contributions	0	0	250
Business Promotion	0	0	663
Lease-Co Location - AT&T	11,567	1,890	47,219

CASE NAME:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: December 2009

(Accrual Basis)

	Nov 2009	Dec 2009	Petition To Date
Physical Storage Fees	546	492	3,788
Document Recycling	5,072	4,775	51,416
Equipment Expense	37,212	48,630	221,517
Hardware & Software Maintenance	11,652	9,569	99,410
Processing & Administration Fees	0	976	2,823
Dues & Subscriptions	2,305	3,094	7,692
Miscellaneous Taxes	1,742	1,742	14,513
Miscellaneous Expense	0	0	0
Bank Account Fees	1,269	1,278	10,713
Bad Debt Expense	0	(8,092)	56,582
Buildings - Taxes & Insurance	10,293	10,293	70,635
Building - Maintenance & Supplies	13,024	31,840	128,206
Building - Utilities	12,472	12,037	130,510

Total Expenses Before Taxes	2,025,097	2,198,244	16,464,384

Net Income (Loss) Before Taxes	597,002	453,862	4,807,513

State Income Tax Expense	12,500	12,500	100,000
Reorganization Expenses	123,963	500,858	2,045,467

Net Income (Loss)	$460,539	$(59,496)	$2,662,046

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period:     December 1, 2009     to     December 31, 2009

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld:
Federal	$0	$165,276	$165,276	various	wire	$0
State	0	72,986	72,986	various	wire	0

FICA Tax Withheld	0	141,790	141,790	various	wire	0

Employer’s FICA Tax	0	141,790	141,790	various	wire	0

Unemployment Tax
Federal	0	1,198	1,198	various	wire	0
State	0	5,990	5,990	various	wire	0

Accrued Payroll Taxes [1]	55,581	(33,276)	0			22,305

Sales, Use & Excise Taxes	0	0	0			0

Property Taxes	60,818	(41,725)	0			19,093

Accrued Income Tax:
Federal	0	0	0			0
State	87,500	12,500	0			100,000
Other:	0	0	0			0

TOTALS	$203,900	$466,529	$529,030			$141,398

[1]

Debtor does not breakdown accrued payroll taxes for payroll due through month-end between that due for federal and state taxing authorities. This accrual is presented as a single number for the purposes of this report.

(1)	For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through
Workers’ Compensation	The Hartford	$500,000	1/1/11	1/1/11

General Liability	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10

Property (Fire, Theft)	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10

Vehicle	N/A

Other (list):

Employee Dishonesty	Travelers	$200,000	4/8/11	4/8/10

Rev. 4/2008

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period: December 1, 2009 to December 31, 2009

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable	Post Petition Accounts Payable

Under 30 days	$2,823,285	$
30 to 60 days	233,071		0
61 to 90 days	87,281		0
91 to 120 days	33,384		0
Over 120 days	1,160		0

Total Post Petition	3,178,181

Pre Petition Amounts	54,043

Total Accounts Receivable	$3,232,224

Less: Bad Debt Reserve	0

Net Accounts Receivable (to Form 2-C)	$3,232,224

	Total Post Petition Accounts Payable		$0

*	Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS [1]

	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due *

Venable LLP	$0	$165,876	$46,802	5/22/09	$165,876
Orrick Herrington, et al	0	0	0	5/4/09	0
Quinn Emmanual	0	104,700	69,195	5/20/09	104,700
Houlihan Lokey	0	0	0	6/5/09	0
Protiviti Inc.	0	54,830	41,635	51/09	54,830
JH Cohn	0	37,072	60,668	6/12/09	37,072
Tydings & Rosenberg	0	3,179	3,270	6/12/09	3,179
Epiq Bankruptcy Solutions	0	0	30,571	5/6/09	0
U.S. Trustee	0	0	0		0
Other:	0	0	0		0

Total	$0	$365,656	$252,141		$$365,656

[1]

Until November 2, 2009, Adfitech was one of a group of debtors administratively consolidated under Case No. 09-17787-DK. The professionals working for the consolidated debtors incurred time on behalf of both Adfitech and the other debtors. Time for these professionals has not yet been allocated between the estates for all periods. Where this allocation has been done, the fees specific to Adfitech will be presented here. For all other fees, please refer to the monthly operating report filed for the other debtors.

*	Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES/CONSULTANTS**

Payee Name	Position	Nature of Payment	Amount

Officers	various	Salary/Commission	$82,259
Officers	various	Bonus	26,708
Officers	various	401K Contribution	2,072
Officers	various	Expense Reimbursement	14,881
Intrepid Ideas, Inc.	Consultant	Consulting - Thomas Apel	6,269

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended:     December 2009

QUARTERLY DISBURSEMENT CALCULATION

1	Disbursements made in calendar quarter
	October 2009	$2,878,056
	November 2009	2,664,389
	December 2009	3,715,144

	Quarterly Total	$9,257,590

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calendar quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended:     December 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

EXPLANATORY STATEMENT,

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Debtor reserves all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtor or its estate referred to herein. The Debtor reserves the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtor’s estate regardless of whether such claim or cause of action is identified herein. Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Debtor prepared this Monthly Operating Report with the assistance of its financial advisor, Protiviti Inc. (“Protiviti”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Protiviti or any other party on behalf of the Debtor.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtor’s Monthly Operating Report and should be referred to and considered in connection with any review of the report.

NARRATIVE

ADFITECH, Inc. (“Adfitech”) continues to operate as a going concern. Adfitech is an independently-operated, wholly-owned subsidiary of TMST Home Loans, Inc., formerly known as Thornburg Mortgage Home Loans, Inc. (“TMHL”), and provides mortgage-related auditing and quality control consulting services to financial institutions. Adfitech is self-funded, has its own separate workforce and bank accounts, and operates independently from the TMST Debtors including TMST, Inc., formerly known as Thornburg Mortgage, Inc. (“TMST”), and TMHL at offices located in Edmond, Oklahoma on unencumbered real estate owned by Adfitech. Adfitech, along with TMST, TMHL, TMST Acquisition Subsidiary, LLC and TMST Hedging Strategies, Inc. (collectively the “TMST Debtors”), filed for bankruptcy on May 1, 2009. An order authorizing the joint administration of these cases was entered on May 6, 2009.

On November 2, 2009, the Court entered an Order Severing Joint Administration with Respect to the Adfitech Chapter 11 Case. As a result, the Adfitech Chapter 11 case is no longer jointly administered with the cases of the TMST Debtors.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended: December 2009

NARRATIVE

Adfitech, the Official Committee of Unsecured Creditors (the “Creditors’ Committee”), and their respective advisors continue to work together in a collaborative manner. The parties’ respective advisors were in frequent contact during the month as they worked together to (i) resolve issues in anticipation of confirmation of Adfitech’s Chapter 11 Plan of Reorganization, and (ii) prepare for the January 7, 2010 hearing on approval of Adfitech’s proposed Disclosure Statement. As a result of those efforts, concerns raised by the Securities and Exchange Commission, the United States Trustee and John A. Haack were addressed in the Second Amended Chapter 11 Plan of Reorganization [Docket No. 76] and the Proposed Disclosure Statement for the Second Amended Chapter 11 Plan of Reorganization [Docket No. 77], both filed on January 6, 2010.

Following a hearing on January 7, 2010 at which there was no opposition to approval of Adfitech’s proposed Disclosure Statement, the Court entered an order approving the Disclosure Statement and establishing notice, solicitation and voting procedures with respect to confirmation of Adfitech’s Chapter 11 Plan of Reorganization [Docket No. 81]. The deadline for voting on and/or objecting to confirmation the Chapter 11 Plan of Reorganization is February 16, 2010. The hearing on confirmation of the Plan is scheduled for February 24, 2010. Epiq Bankruptcy Solutions, LLC completed mailing of the solicitation materials on January 14, 2010 in accordance with the Court’s January 7, 2010 order.

On December 11, 2009, Adfitech filed a second motion to extend the exclusive period for solicitation of acceptances of its Chapter 11 Plan of Reorganization. On January 7, 2010, the Court entered an order extending the exclusive period for solicitation of acceptances through February 26, 2010 [Docket No. 78].

On December 31, 2009, Adfitech filed a Motion for the Entry of an Order Approving Severance of Claims Registers [Docket No. 71], which motion seeks approval of the severance of the jointly administered claims docket and establishment of a separate claims docket for Adfitech’s case as contemplated by the Court’s Order Severing Joint Administration with Respect to the Chapter 11 Case of Adfitech, Inc. entered on November 2, 2009 [Docket No, 27].

On January 20, 2010, Adfitech paid the U.S. Trustee fees in the amount of $13,000 due for the quarter ending December 31, 2009. All such fees for prior quarters have been paid in full.

During the month of December, Adfitech filed its monthly operating report for the period November 1 through November 30, 2009.

2009 December Disbursements Adfitech (Form 2B)

A BLOOM ABOVE THE REST	46.66
ACENITEC	150.00
Adfitech Payroll	1,345,169.55
Adjusting Item	31,774.97
ADP	2,325.43
ADP SCREENING & SELECTION SERVICES	3,041.00
ADP Tax	529,029.94
ADP TX/Fincl Serv	59,851.68
AFLAC	5,489.56
ALLIANCE PLUMBING & HEATING	310.00
ALLSTATE APPRAISAL	375.00
AMERICAN HERITAGE LIFE INSURANCE CO.	218.72
AMERITECH OUTDOOR CREATIONS, LLC	420.00
APPRAISAL QC, INC.	17,450.00
APPRAISALBANK, INC.	142,750.00
AT&T	213.15
AT&T - IL	3,094.70
AT&T BUSINESS SERVICES	212.06
AT&T MOBILITY (CINGULAR)	885.75
AVAYA, INC.	2,873.64
Bank of Oklahoma Anlaysis	1,277.82
BEN E. KEITH	9,373.23
BEST MICHIGAN APPRAISALS, LLC	450.00
BETSY ROSS FLAG GIRLS, INC.	262.96
BETTY CAGLE	1,225.00
BILL LEWIS APPRAISAL COMPANY	1,300.00
BILLING SOLUTIONS, INC.	4,881.65
CANCO APPRAISAL CO	350.00
CENTRAL UNITED LIFE INS.	162.61
CHASE - BANK ONE	6,795.05
CHRIS WEBER	47.41
CHRISTINE MARIE SCHWARTZ	3,040.00
CITY OF EDMOND	10,920.94
CLEAR CAPITAL	114,570.00
CLEARINGHOUSE, ATLAS# 000405390800	316.50
COLLATERAL RISK SOLUTIONS, INC.	85.00
COMFORT, INC.	13,480.00

Thursday, January 21, 2010	Page 1 of 4

COMMERCE MORTGAGE CORPORATION	4,112.30
COX COMMUNICATIONS	8,254.32
CRIS COUCH	195.00
DAVID PARMER	3,064.20
DELL MARKETING L.P.	6,188.34
DRU W. JACOBS	848.30
Employee Benefit Accounts	263,380.33
Employees	138,229.59
ENGLAND REFRIGERATION SERVICE, INC.	532.50
EPIQ BANKRUPTCY SOLUTIONS	30,571.35
FARMER BROTHERS COFFEE	2,542.00
FIELD VERIFICATION ASSOCIATES	155,984.05
FIRST AMERICAN CREDCO	93,424.75
FORT DEARBORN LIFE INSURANCE CO.	2,146.22
FRED WEBER	34.90
GABINO’S LAWN & LANDSCAPE	1,650.00
GREAT PLAINS COCA COLA BOTTLING CO.	460.00
GREG ANDERSON	136.89
HEDGPATH APPRAISAL COMPANY	175.00
HELTON APPRAISAL SERVICE	150.00
INTREPID IDEAS, INC.	6,268.75
J.H. COHN LLP	60,667.73
JOHN BAXTER	19.37
JOHN J. ROSENHAMER	4,312.01
JOHNSON APPRAISAL SERVICE	525.00
KATHY HUFF	389.55
KRISTOFER PARMER	4,325.00
L V SYSTEMS	75.00
LANDAMERICA LENDER SERVICES/ONE STOP	52,615.00
LENDERS ONE	2,115.00
LENDING FORMS	1,097.36
LEXIS-NEXIS	99.50
LOVE, BEAL, & NIXON P.C.	1,374.33
MCAFEE & TAFT	480.00
METLIFE SMALL BUSINESS CENTER	11,575.71
MICRO-TEL CENTER	1,310.00
MIDCON DATA SERVICES, INC.	2,382.00
MIKE ELLIOTT	2,241.02
MINUTEMAN PRESS	2,855.16
MISC FEES PAYEE	29,046.50
MONSTER, INC.	275.00

Thursday, January 21, 2010	Page 2 of 4

NATIONAL REAL ESTATE INFORMATION SERVICE	50,750.00
NSTN	2,030.00
NVMS	110.00
OFFICE DEPOT, INC.	2,064.40
OFFICE OF THE ATTORNEY GENERAL	416.76
OFFICEMAX CONTRACT, INC.	16,999.25
OKLAHOMA COUNTY TREASURER	52,473.32
OKLAHOMA DEPARTMENT OF HUMAN SERVICES	589.61
OKLAHOMA DUSTERS, INC.	5,833.50
OKLAHOMA NATURAL GAS	1,115.75
OKLAHOMA TAX COMMISSION	933.99
PAUL HARGIS	12.00
PHILADELPHIA AMERICAN LIFE INSURANCE CO.	22.50
PIONEER CREDIT RECOVERY, INC.	270.81
Postalia	10,000.00
POSTMASTER	5,000.00
PRESORT FIRST CLASS, INC.	705.89
PROTIVITI, INC.	41,635.20
QUINN EMANUEL URQUHART OLIVER & HEDGES	69,194.80
RACO INDUSTRIES	1,180.96
REGALIA AND ASSOCIATES	600.00
ROBERT STEPHENS	14.30
ROBIN WILLIAMS	189.56
ROSA RESENDE	1,755.00
SAFEGUARD PROPERTIES, INC.	1,675.00
SAINTS OCCUPATIONAL HEALTH NETWORK	780.00
SAM’S CLUB	2,000.61
SAMUEL E. MEEK	7,444.49
SCSC PAINTING CO., INC.	1,685.00
SHRED-IT OKLAHOMA CITY	4,774.82
SPRINT	6,878.49
STANDLEY SYSTEMS	1,252.50
STEPHEN E. MEYER INC.	2,450.00
SUZANNE K. BLOYED REAL ESTATE APPRAISALS	700.00
T E ALLEN APPRAISALS	1,800.00
TALX - THE WORK NUMBER	65,948.30
TG’S LASER SUPPLY & SUPPORT LTD. CO.	19,382.97
THE BRADY GROUP	2,275.00
THE HOPE CENTER	1,634.00
THOMPSON WEST	21,526.86
TIME SYSTEMS	417.30

Thursday, January 21, 2010	Page 3 of 4

TYDINGS & ROSENBERG	3,270.00
UNITED PARCEL SERVICE	13,191.77
UNIVERSAL CREDIT SERVICES	7,772.50
VENABLE LLP	46,802.00
VICKIE CLANAHAN	113.13
VISION SERVICE PLAN OF OKLAHOMA	2,960.35
ZEA COMPANY, INC	200.00
ZEE MEDICAL SERVICE CO.	24.09
ZONES, INC.	23,938.50
Grand Total	$3,715,144.29

Thursday, January 21, 2010	Page 4 of 4